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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 17, 2000 included in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statements File No. 33-36872 and No. 333-35225.



/s/ ARTHUR ANDERSEN LLP


Houston, Texas
October 23, 2000